SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 1, 2002

(Date of earliest event reported)

CONNETICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-3173928 (I.R.S. Employer Identification No.)
3290 West Bayshore Road, Palo Alto, California (Address of principal executive offices)	94303 (zip code)

Registrant’s telephone number, including area code: (650) 843-2800

Item 5. OTHER EVENTS

The following members of Registrant’s Executive Officers have adopted “plans” under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for trading shares of Registrant’s common stock, par value $0.001 per share, and/or exchangeable shares:

Thomas G. Wiggans and John L. Higgins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Katrina J. Church

Executive Vice President, Legal Affairs General Counsel and Secretary

Dated: March 6, 2002